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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                        Date of Report: February 25, 2000



                        SERVICE MERCHANDISE COMPANY, INC.
                   (Debtor-in-Possession as of March 27, 1999)
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             (Exact name of registrant as specified in its charter)



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
                   Tennessee                                   1-9223                   62-0816060
----------------------------------------------       ------------------------      -------------------
(State or other jurisdiction of incorporation)       (Commission File Number)       (I.R.S. Employer
                                                                                   Identification No.)
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7100 Service Merchandise Boulevard, Brentwood, TN                37027
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    (Address of principal executive offices)                   (Zip Code)



       Registrant's telephone number, including area code: (615) 660-6000



                                 Not Applicable
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          (Former name or former address, if changed since last report)


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Item 5.           Other Events
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         See attached press release.

         On February 21, 2000 Service Merchandise Company, Inc. (the "Company") and Fleet Retail Finance Inc. ("Fleet") entered into a commitment letter pursuant to which Fleet committed to provide a Debtor-in-Possession Revolving Credit Facility and a post-confirmation Revolving Credit Facility (collectively the "Facility") to the Company in the maximum principal amounts of $600,000,000, a copy of which is filed herewith as Exhibit 99.2.








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                                   SIGNATURES


         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                SERVICE MERCHANDISE COMPANY, INC.


Date: February 25, 2000        By: /s/ Thomas L. Garrett, Jr.
                                  ---------------------------------------------
                                     Thomas L. Garrett, Jr.
                                     Senior Vice President, Chief Financial
                                     Officer





















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                                  EXHIBIT INDEX



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
   No.                                         Exhibit
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
  99.1          Press release dated February 22, 2000

  99.2          Commitment Letter and Term Sheet of Fleet Retail Finance Inc. for Debtor-in-
                Possession Credit Facility and post-confirmation Revolving Credit Facility dated
                February 21, 2000.
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